UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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BBH TRUST

(Name of Registrant as Specified in its Charter)

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BBH TRUST

BBH Core Select

BBH Global Core Select

BBH Partner Fund - International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

BBH U.S. Government Money Market Fund

(collectively, the “Funds”)

140 Broadway

New York, New York 10005

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders (the “Special Meeting”) of BBH Trust (the “Trust”) scheduled for August 16, 2019 at 11:00 a.m., Eastern Time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes a Notice of Special Meeting, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the Special Meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please spend a few minutes reviewing the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Trust will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote.

The Trust’s most recent audited financial statements and annual reports for the fiscal years ended June 30, 2018 (BBH U.S. Government Money Market Fund) and October 31, 2018 (BBH Core Select, BBH Global Core Select, BBH Partner Fund - International Equity Fund, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund) and the Trust’s semi-annual reports for the six month periods ended December 31, 2018 and April 30, 2018, respectively, have been previously mailed to shareholders and are available free of charge. If you have not received an annual report or semi-annual report or would like to receive additional copies, free of charge, please call the Funds at 1-800-625-5759, and the annual report and semi-annual report for your Fund(s) will be sent by first-class mail within three business days of the request. You may also obtain these documents by accessing the Internet site for the Trust at www.bbhfunds.com.

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

Although we recommend that you read the complete proxy statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?
A.	Shareholders are being asked to vote to elect three members to the Board of Trustees of the Trust.
Q.	How do the Trustees suggest that I vote?
A.	After careful consideration, the Trustees, including the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“Independent Trustees”) and who comprise a majority of the Trust’s Board of Trustees, unanimously recommend that you vote “FOR” the election of each of the nominees (“Trustee Nominee”) listed on the proxy card.
Q.	Why do the Trustees recommend that I vote “FOR” each of the Trustee Nominees?
A.	Two of the Trustee Nominees currently serve on the Board of Trustees and one of the Trustee Nominees is being nominated for the first time. We are asking shareholders to elect the Trustee Nominees to the Board so that we have a Board entirely elected by shareholders and to expand the number of members who are Independent Trustees. The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees and current Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board of Trustees. The Trustees believe that the Trustee Nominees’ ability to critically review, evaluate, question and discuss information provided to them; to interact effectively with the Trust and its service providers and third-party vendors, including but not limited to the investment adviser, the sub-advisers, legal counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered the contributions that each Trustee Nominee can make to the Board of Trustees and the Trust.
Q.	Will my vote make a difference?
A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the Trustee Nominees will be elected. We encourage all shareholders to participate in the governance of their Funds.
Q.	Are the Funds paying for the cost of the proxy statement?
A.	The costs associated with the proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds. Funds that are subject to an expense limitation agreement, may not bear the cost of the proxy statement if the expense limit has been reached. In these instances, the expense of the proxy statement will be borne by the investment adviser.
The Funds and Brown Brothers Harriman & Co. (“BBH&Co.”) have retained Broardridge Investor Communications Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Broadridge will be paid approximately $82,750 for such services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?
A.	Please call the proxy solicitor, Broadridge, at 1-844-670-2132 to obtain additional information regarding the proposal.
Q.	How can I vote my shares?
A.	Please refer to your proxy card(s) for instructions on how to vote.

BBH TRUST

BBH Core Select

BBH Global Core Select

BBH Partner Fund - International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

BBH U.S. Government Money Market Fund

(collectively, the “Funds”)

140 Broadway

New York, New York 10005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of BBH Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of BBH Trust, 140 Broadway, 3rd Floor, New York, New York 10005, on the 16th day of August, 2019, at 11:00 a.m. Eastern Time, for the following purposes:

PROPOSAL: To elect three trustees to the Board of Trustees of the Trust.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” the proposal.

Shareholders as of the close of business on June 28, 2019 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. If you attend the Special Meeting, you may vote your shares in person. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope. It is very important that you return your signed proxy card promptly so that a quorum may be ensured, and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

By Order of the Board of Trustees,
/s/ Suzan M. Barron
Suzan M. Barron
Secretary
BBH TRUST

July 3, 2019

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL

MEETING OF SHAREHOLDERS TO BE HELD ON August 16, 2019

The Trust’s Notice of a Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at www.proxyvote.com.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s), WHICH NEED(s) NO POSTAGE IF MAILED IN THE UNITED STATES. YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD(s) OR VOTING INSTRUCTION FORMS TO PROVIDE VOTING INSTRUCTIONS VIA AUTOMATED TELEPHONE OR INTERNET, AND OTHERWISE AUTHORIZE THE PERSONS NAMED AS PROXIES TO ACT ON YOUR BEHALF AT THE MEETING; PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.

INSTRUCTIONS FOR SIGNING PROXY CARDS The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).
3.	Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
Estate of John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

PLEASE VOTE YOUR SHARES PROMPTLY.

BBH TRUST

BBH Core Select

BBH Global Core Select

BBH Partner Fund - International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

BBH U.S. Government Money Market Fund

(collectively, the “Funds”)

140 Broadway

New York, New York 10005

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON August 16, 2019

Introduction

BBH Trust (the “Trust”) has called a special meeting of shareholders (the “Special Meeting”) to seek shareholder approval of a single proposal relating to the composition of the Trust’s Board of Trustees (“Board”). The Special Meeting will be held at the offices of BBH Trust, 140 Broadway, 3rd Floor, New York, New York 10005, on 16th day, August, 2019 at 11:00 a.m. Eastern Time. This proxy statement, the notice of Special Meeting and proxy card are being mailed on or about July 17, 2019 to shareholders of record as of the close of business on June 28, 2019. If you expect to attend the Special Meeting in person, please call Broardridge Investor Communications Solutions, Inc. (“Broadridge”) at 1-844-670-2132 to inform them of your intentions.

Item For Consideration

The Trust’s Board is asking you to approve a single proposal, the election of three (3) persons (each, a “Trustee Nominee”) to serve as Trustees on the Trust’s Board.

Who May Vote

All shareholders of the Trust’s seven currently operating series (the “Funds”) who own shares as of the close of business on June 28, 2019 (the “Record Date”) are entitled to vote on the proposal. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Shareholders of all the Funds will be voting collectively on the proposal. As of the Record Date, the following numbers of shares of beneficial interest were outstanding and entitled to be voted:

Fund	Number of shares of beneficial interest outstanding and entitled to be voted
BBH Core Select	51,998,684.737
BBH Global Core Select	4,470,003.361
BBH Partner Fund – International Equity	106,335,460.311
BBH Limited Duration Fund	619,604,515.875
BBH Intermediate Municipal Bond Fund	33,430,810.208
BBH U.S. Government Money Market Fund	2,187,816,825.730
BBH Income Fund	31,540,587.856

Voting by Proxy

You may vote by mail with the enclosed proxy card by following the instructions in the proxy voting instructions. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent, Broadridge, at 1-844-670-2132.

You also may vote in person at the Special Meeting. The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Trust has named Jean-Pierre Paquin, Charles H. Schreiber III and Suzan M. Barron as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the sole proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing, that you have revoked your proxy prior to the Special Meeting, by writing to the President of the Trust, Jean-Pierre Paquin, at the following address: 140 Broadway, New York, New York 10005, or by attending the Special Meeting and voting in person.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Recommendation

The proxy is solicited by the current Trustees on behalf of the Trust, all of whom recommend a vote “For All” of the Trustee Nominees described in this proxy statement.

Requirement of a Quorum and Vote Needed to Elect Trustees

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Amended and Restated Agreement and Declaration of Trust requires that the presence, in person or by proxy, of thirty-three and one-third percent (33-1/3%) of all shares of the Funds present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, thirty-three and one-third percent (33-1/3%) of all shares present or represented by proxy and entitled to vote at a shareholder meeting as of the Record Date is required for a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to the proposal count as present solely for purposes of establishing a quorum but will not count as votes against each nominee.

Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement does not affect the outcome.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

The Funds are paying the costs of the Special Meeting, proxy solicitation, and any adjournments.

Additional Information

Additional information about the Funds is available in its prospectus, statement of additional information, annual and semi-annual reports to shareholders. The Trust's most recent audited financial statements and annual reports, for the fiscal years ended June 30, 2018 (BBH U.S. Government Money Market Fund) and October 31, 2018 (BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund), respectively, and the Trust's semi-annual reports for the six month periods ended December 31, 2018 (BBH U.S. Government Money Market Fund) and April 30, 2019 (BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund), respectively, have been previously mailed to shareholders and are available free of charge. If you have not received an annual report or semi-annual report or would like to receive additional copies, free of charge, please call the Funds at 1-800-625-5759, and the annual report and semi-annual report for your Fund(s) will be sent by first-class mail within three business days of the request. You may also obtain these documents by accessing the Internet site for the Trust at www.bbhfunds.com. All of these documents also are on file with the SEC and are available on the SEC’s website at www.sec.gov.

The date of this Proxy Statement is July 3, 2019.

TABLE OF CONTENTS

DISCUSSION OF PROPOSAL	11

Who are the Trustee Nominees?	11
Why are Trustees Being Elected at the Present Time?	12
How Long Do Trustees Serve on the Board?	12
What are the Board’s Responsibilities?	13
What are the Board’s Standing Committees?	13
How Does the Board of Trustees Oversee Risk?	13
How Often Does the Board Meet?	14
Are the Trustees and Officers of the Trust Paid for Their Services to the Trust?	15
Do the Trustee Nominees Own Fund Shares?	15
How Should I Vote on the Proposal?	16

OTHER INFORMATION	17

Current Trustees and Officers of the Trust	17
Service Providers	19
Independent Registered Public Accounting Firm	19
Principal Holders and Ownership by Officers and Trustees	20
Other Matters to Come Before the Special Meeting	22
Householding	22
Shareholder Communications with the Board of Trustees	22
Shareholder Proposals	22

DISCUSSION OF PROPOSAL

PROPOSAL: ELECTION OF THREE TRUSTEES TO THE BOARD

Who are the Trustee Nominees?

The purpose of this proposal is to elect three persons to the Board of Trustees of the Trust. Two of the Trustee Nominees currently serve as Trustees of the Trust. You are being asked to elect them to the Board so that the Trust has a board entirely elected by shareholders.

One of the Trustee Nominees, Mr. John A. Gehret, is a Limited Partner of Brown Brothers Harriman & Co. (“BBH&Co”), which provides multiple services to the Trust, including serving as investment adviser and administrator through a separately identifiable department (the “Investment Adviser”). Mr. Gehret is an interested person of the Trust, as that term is defined by the Investment Company Act of 1940 (the “1940 Act”) (“Interested Trustee”) and has been serving as an Interested Trustee since he was appointed by the other members of the Board in 2011.

The remaining two Trustee Nominees are or would be considered independent trustees as they do not meet the definition of “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”), meaning that they have no direct affiliation with the Trust, the investment adviser, any sub-advisers, or any other service providers to the Trust. Mr. John M. Tesoro has been serving as an Independent Trustee since he was appointed by the other members of the Board in 2014. Ms. Joan A. Binstock does not hold a position with the Trust and is being nominated to expand the number of members of the Board who are Independent Trustees.

None of the Trustee Nominees is a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does any Trustee Nominee have a materially adverse interest to the Trust. Each Trustee Nominee has consented to serve as Trustee if elected. The tables below set forth information concerning each Trustee Nominee.

Interested Trustee Nominee

Name:	John A. Gehret
Date of Birth:	April 11, 1959
Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	Trustee since 2012

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	Since 2012

Number of Funds Overseen:	7

Principal Occupation(s) During the Past Five Years:	Limited Partner of BBH&Co. since 2012.

Other Directorships Held During the Past Five Years:	None

Independent Trustee Nominees

Name:	John M. Tesoro
Date of Birth:	May 23, 1952
Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	Trustee since 2014

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	Since 2014

Number of Funds Overseen:	7

Principal Occupation(s) During the Past Five Years:	Retired

Other Directorships Held During the Past Five Years:	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

Name:	Joan A. Binstock
Date of Birth:	March 4, 1954
Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A

Number of Funds to be Overseen:	7

Principal Occupation(s) During the Past Five Years:	Partner, Chief Financial and Operations Officer, Lord, Abbett & Co. LLC (1999-2018); LovellMinnick Partners, Senior Adviser (2018-Present).

Other Directorships Held During the Past Five Years:	None.

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s service providers and other third-party vendors, including but not limited to, the investment adviser, the sub-advisers, legal counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered not only the contributions that each Trustee Nominee can make to the Board and the Trust based upon their particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity. The Board believes that it generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy on diversity or any particular definition of diversity.

As described in the table above, the Trustee Nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee nominee: Mr. Gehret because of the business and financial experience he has gained as a partner and limited partner of BBH&Co.; Mr. Tesoro because of the experience he has gained while working in public accounting for 38 years primarily auditing mutual funds and registered investment advisers; and Ms. Binstock because of the business and financial experience she has gained as a partner and chief financial and operations officer of a global asset management firm.

Why are Trustees Being Elected at the Present Time?

Two of the three Trustee Nominees, Messrs. Gehret and Tesoro, currently serve as members of the Board. The remaining Trustee Nominee, Ms. Binstock, would serve upon approval by the shareholders.

While the Board may fill vacancies and appoint new trustees, it may do so only if, after such action, at least two-thirds of the trustees were elected by shareholders. Currently, four of the six Trustees have been elected by shareholders (i.e., two-thirds of the Trustees); however, with the nomination of a seventh Trustee to increase the number of Independent Trustees serving on the Board, a shareholder vote is required to appoint a new trustee. To provide the most flexibility in the future, the Board has determined also to request shareholder approval of the current Trustees who were not elected by shareholders previously.

If the Trust’s shareholders approve the proposal, Ms. Binstock will begin to serve as a Trustee immediately following the shareholder meeting and the Board will be composed of two Interested Trustee and five Independent Trustees. Accordingly, 71.4% of the Board will be composed of Independent Trustees.

How Long Do Trustees Serve on the Board?

Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a Trustee Retirement Policy that generally requires a Trustee to retire at the end of the calendar year in which he or she attains the age of seventy-five. However, a Trustee may resign at any time prior to that time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning, and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal. Any Trustee may also be removed at any meeting of shareholders by a vote of two thirds of the total combined net asset value of all shares of the Trust issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called: (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate.

What are the Board’s Responsibilities?

The Board is responsible for the general oversight of the Trust’s business affairs and for seeking to assure that each Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations for the benefit of and in the best interests of the Funds’ shareholders.

The Board monitors the performance of the Funds and the quality of services provided to the Funds by the Trust’s various service providers. At least annually, the Board reviews the performance of the investment adviser, the sub-adviser, and certain other service providers, including the Funds’ principal underwriter, and decides whether to renew their contracts or replace them.

What are the Board’s Standing Committees?

The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The Audit Committee selects the independent registered public accountant for the Funds and reviews the Funds’ financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met four times during the fiscal year ended June 30, 2018 for the BBH U.S. Government Money Market Fund. The Audit Committee also met four times during the fiscal year ended October 31, 2018 for the BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund.

The Board also has a standing Valuation Committee that is composed of each of the Independent Trustees and meets on an as-needed basis (and in any event, not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee met sixteen times during the fiscal year ended June 30, 2018 (BBH U.S. Government Money Market Fund). The Valuation Committee also met sixteen times during the fiscal year ended October 31, 2018 (BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund).

The Independent Trustees select and nominate persons for election to the Funds' Board. The Independent Trustees will consider candidates recommended by shareholders. Any shareholder who desires to have an individual considered for nomination by the Independent Trustees must submit a recommendation in writing to Jean-Pierre Paquin, President of the Trust, at the following address: BBH Trust 140 Broadway, New York, New York, 10005. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience. The Independent Trustees met five times during the fiscal year ended June 30, 2018 (BBH U.S. Government Money Market Fund). The Independent Trustees also met five times during the fiscal year ended October 31, 2018 (BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund).

How Does the Board of Trustees Oversee Risk?

The Board is responsible for overseeing the management and affairs of each Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the investment adviser, sub-advisers, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee, the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Fund’s investment adviser and/or sub-adviser is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s Chief Compliance Officer (“CCO”) and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Funds may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the investment adviser and sub-advisers and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any advisory agreement with the investment adviser or sub-advisers, the Board meets with the investment adviser to review such services. Among other things, the Board regularly considers the investment adviser’s and sub-advisers’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the investment adviser, the Trust’s agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by the Investment Adviser for the Funds against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Funds. The Board also reviews information about each Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Funds’ portfolios, their exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the investment adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report. The Board additionally seeks to monitor legal risk by receiving periodic reports from counsel on developments in the law and regulations that may affect the operation of the Funds or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Funds. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Funds and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Funds ahead of its own. In addition, when evaluating all service contracts between the Funds and BBH&Co., the Board requests and receives an independent third-party report evaluation of the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third-party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Funds, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ investment adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the size of the Funds, the Funds’ distribution arrangements and the Funds’ structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

How Often Does the Board Meet?

The Board typically meets at least five times a year to review the operations of the Trust and the Funds. Generally, all meetings are held in person. The Board met five times during the fiscal year ended June 30, 2018 for the BBH U.S. Government Money Market Fund. The Board also met five times during the fiscal year ended October 31, 2018 for the BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund.

Are the Trustees and Officers of the Trust Paid for Their Services to the Trust?

The Trust’s officers and any Interested Trustees are not paid for their services to the Trust. However, they may receive compensation from an affiliate of the Trust for their roles with such affiliate. Any such compensation is unrelated to the person’s service as an officer or Interested Trustee of the Trust. The Trust does not pay retirement benefits to the Trustees or officers.

Each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Frazier) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings). Any changes in compensation will be determined by the Independent Trustees.

The following table sets forth the compensation that was paid to each Independent Trustee, as applicable, by each Fund during its most recent fiscal year ended. For the BBH U.S. Government Money Market Fund, the information is provided as of the fiscal year ended June 30, 2018. For the BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund the information is provided as of the fiscal year ended October 31, 2018. For Total Compensation from Fund Complex, the information is provided as of the fiscal year ended October 31, 2018.

Independent Trustees
Name of Trustee	BBH U.S, Government Money Market Fund	BBH Core Select	BBH Global Core Select	BBH Partner Fund - International Equity	BBH Limited Duration Fund	BBH Intermediate Municipal Bond Fund	BBH Income Fund	Total Compensation from Fund Complex
H. Whitney Wagner	$13,750.00	$13,258.93	$13,258.92	$13,258.93	$13,258.93	$13,258.93	$2,946.43	$82,500.00
Andrew S. Frazier	$13,333.32	$12,857.13	$12,857.17	$12,857.13	$12,857.13	$12,857.17	$2,857.14	$80,000.00
Mark M. Collins	$12,500.00	$12,053.57	$12,053.58	$12,053.57	$12,053.57	$12,053.57	$2,678.57	$75,000.00
John M. Tesoro	$11,668.68	$11,250.01	$11,249.98	$11,250.01	$11,250.01	$11,249.98	$2,500.00	$70,000.00

Do the Trustees and Trustee Nominees Own Fund Shares?

As of December 31, 2018, the Trustees and the Trustee Nominees beneficially owned the following shares of the Funds:

Interested Trustee
Name of Trustee/Nominee	BBH U.S, Government Money Market Fund	BBH Core Select	BBH Global Core Select	BBH Partner Fund - International Equity	BBH Limited Duration Fund	BBH Intermediate Municipal Bond Fund	BBH Income Fund	Aggregate Dollar Range of Equity Securities in the Funds of the Trust
Susan C. Livingston	None	None	None	None	None	None	None	None
John A. Gehret	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
Independent Trustees
Name of	BBH U.S,	BBH Core	BBH Global	BBH Partner Fund -	BBH Limited	BBH Intermediate	BBH Income Fund	Aggregate Dollar

Trustee/Nominee	Government Money Market Fund	Core Select	Core Select	International Equity	Duration Fund	Municipal Bond Fund		Range of Equity Securities in the Funds of the Trust
H. Whitney Wagner	None	Over $100,000	None	Over $100,000	None	Over $100,000	None	Over $100,000
Andrew S. Frazier	None	Over $100,000	None	Over $100,000	None	None	None	Over $100,000
Mark M. Collins	None	None	Over $100,000	None	None	None	None	Over $100,000
John M. Tesoro	None	None	None	Over $100,000	None	None	None	Over $100,000
Joan A. Binstock*	None	None	None	None	None	None	None	None
*Ms. Binstock does not currently serve on the Board.

How Should I Vote on the Proposal?

The Trust’s Board unanimously recommends that you vote “For All” of the Trustee Nominees.

OTHER INFORMATION

Trustees and Officers of the Trust

The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Born: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Born: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Born: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Born: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Born: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Born: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014 – February 2016); Compliance Manager, State Street Corporation (2013 – 2014).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Born: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel of BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Born: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014. Financial Reporting Manager, BNY Mellon Corporation (2010-2014).
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Born: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

# + ^

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust or the investment adviser. The principal service providers are:

Investment Adviser	BBH&Co., through a separately identifiable department ( “Investment Adviser”)

Administrator	BBH&Co., through a separately identifiable department

Transfer Agent	ALPS Fund Services, Inc.

Custodian	BBH&Co.

Distributor	ALPS Distributors, Inc.

Shareholder Servicing Agent	BBH&Co.

Sub-Advisers (BBH Partner Fund - International Equity Fund only)	Select Equity Group, L.P. (“Select Equity Group” or the “Sub-Adviser”)

Investment Adviser and Administrator. The Investment Adviser, 140 Broadway, New York, New York 10005, provides or oversees the provision of all investment advisory, administrative and portfolio management services for the Funds, including developing the investment program for each Fund.

Sub-Adviser. Select Equity Group, 380 Lafayette Street, New York, New York 10003, serves as the sub-adviser to the BBH Partner Fund – International Equity Fund.

Distributor. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the distributor of the Funds’ shares. The Distributor is not affiliated with the Investment Adviser or its affiliates.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116, serves as the Funds’ independent registered public accounting firm. Deloitte is responsible for auditing the annual financial statements of the Funds, which have fiscal years ending June 30 (BBH U.S. Government Money Market Fund) and October 31 (BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund and BBH Income Fund). Representatives of Deloitte are not expected to be present at the Special Meeting but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Fees. The aggregate fees billed for professional services rendered by Deloitte for the audit of the Trust’s annual financial statements and services normally provided by Deloitte in connection with the statutory and regulatory filings or engagements:

Fiscal Year End	Amount
June 30, 2017	$34,000
October 31, 2017	$255,000
June 30, 2018	$42,700
October 31, 2018	$299,300

Audit-Related Fees. Deloitte did not bill the Trust for any assurance or other services related to the performance of the audit of the Trust’s financial statements, other than those reported under “Audit Fees” above, during the Trust’s two most recently completed fiscal years of June 30 and October 31.

Tax Fees. The aggregate fees billed for tax services rendered by Deloitte for tax compliance, tax advice, and tax planning. Services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

Fiscal Year End	Amount
June 30, 2017	$6,200
October 31, 2017	$30,800
June 30, 2018	$6,200
October 31, 2018	$37,000

All Other Fees. Deloitte billed the Trust for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years, in the amounts of:

Fiscal Year End	Amount
June 30, 2017	$0
October 31, 2017	$63,000
June 30, 2018	$0
October 31, 2018	$40,400

Aggregate Non-Audit Fee. The aggregate non-audit fees billed by Deloitte for services rendered to the Trust, and rendered to the Trust's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust:

Fiscal Year End	Amount
June 30, 2017	$1,664,835
October 31, 2017	$1,631,567
June 30, 2018	$1,534,502
October 31, 2018	$1,544,653

Audit Committee Pre-Approval Policies and Procedures. Pursuant to the Trust’s Audit Committee Charter, the Audit Committee is responsible for approving all audit and permissible non-audit services to be provided to the Trust and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. All of the services described above were preapproved by the Trust’s Audit Committee.

Principal Holders and Ownership by Officers and Trustees

Share Ownership of Officers and Trustees. As of May 31, 2019, officers and Trustees, as a group, own beneficially less than 1% of the shares of the Funds.

Beneficial Share Ownership.  As of May 31, 2019, to the best knowledge of each Fund, the following persons owned of record 5% or more of the outstanding shares of the class of the Funds indicated in the table below:

Fund	Name and Address	Share Class	Amount of Shares Owned	Percent of Ownership
BBH U.S. Government Money Market Fund	BBH&Co. New York, New York	Regular Class	52,080,950.220	99.51%
	BBH&Co. New York, New York	Institutional Class	2,212,258,201.03	100%
BBH Core Select	BBH&Co. New York, New York	N Class	21,394,703.048	42.42%
	Charles Schwab & Co. San Francisco, California	N Class	9,895,032.192	19.62%
	National Financial Services LLC New York, New York	N Class	6,188,693.031	12.27%
	Charles Schwab & Co. San Francisco, California	Retail Class	1,551,776.494	53.03%
	National Financial Services LLC New York, New York	Retail Class	547,395.337	18.71%
	Pershing, LLC Jersey City, New Jersey	Retail Class	336,518.655	11.50%
	TD Ameriprise, Inc. Omaha, Nebraska	Retail Class	199,011.367	6.80%
BBH Global Core Select	The Travelors Pension Plan DTD, St. Paul, MN	N Class	2,178,769.753	49.70%
	BBH&Co. New York, New York	N Class	1,189,069.767	27.13%
	Charles Schwab & Co. San Francisco, California	N Class	445,729.625	10.17%
	UBS Financial Services, Inc. Weehawken, New Jersey	Retail Class	57,779.631	63.31%
	National Financial Services LLC New York, New York	Retail Class	22,802.475	24.98%
	Charles Schwab & Co. San Francisco, California	Retail Class	9,734.848	10.67%
BBH Partner Fund – International Equity	BBH&Co. New York, New York	I Class	101,245,967.122	95.66%
BBH Limited Duration Fund	Charles Schwab & Co. San Francisco, California	N Class	15,558,385.735	47.53%
	National Financial Services LLC New York, New York	N Class	10,926,521.164	33.38%
	LPL Financial LLC San Diego, California	N Class	3,200,578.618	9.78%

	BBH&Co. New York, New York	I Class	443,137,058.146	75.99%
	Charles Schwab & Co. San Francisco, California	I Class	46,932,525.566	8.05%
	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, Florida	I Class	36,043,860.872	6.18%
BBH Intermediate Municipal Bond Fund	Charles Schwab & Co. San Francisco, California	N Class	3,209,484.812	70.92%
	National Financial Services LLC New York, New York	N Class	836,393.922	18.48%
	TD Ameriprise, Inc. Omaha, Nebraska	N Class	231,860.318	5.12%
	BBH&Co. New York, New York	I Class	21,987,863.800	79.24%
	Charles Schwab & Co. San Francisco, California	I Class	3,468,801.282	12.50%
BBH Income Fund	BBH&Co. New York, New York	N Class	27,522,060.771	88.55%
	Charles Schwab & Co. San Francisco, California	N Class	2,075,673.078	6.68%

Other Matters to Come before the Special Meeting

The Trust is not aware of any matters that will be presented for action at the Special Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact Broadridge by calling 1-844-670-2132 or forward a written request to the Trust at 140 Broadway, New York, New York 10005. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the President of the Trust at 140 Broadway, New York, New York 10005 who will forward such communication to the Trustees.

Shareholder Proposals

As a Delaware Statutory Trust, the Trust is not required to hold annual shareholder meetings but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 140 Broadway, New York, New York 10005 c/o of the Trust’s President for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 E82577-S88910 ! ! ! This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote "FOR" the Proposal. 01) John A. Gehret 02) John M. Tesoro 03) Joan A. Binstock 1. PROPOSAL: ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF BBH TRUST. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark"For All Except" and write the name(s) of the nominee(s) on the line below. NOTE: This proxy must be signed exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add full title as such. Joint owners must sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

 E82578-S88910 The signers of this proxy hereby appoint Jean-Pierre Paquin, Charles H. Schreiber III and Suzan M. Barron, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held August 16, 2019, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR ALL" on the sole proposal set forth on this proxy. This proxy is solicited by the Board of Trustees of the Trust, which recommends a vote "FOR ALL" on the proposal. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL. IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL. AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND. BBH TRUST Proxy for Special Meeting of Shareholders – August 16, 2019 EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! THANK YOU FOR MAILING YOUR BALLOT PROMPTLY! Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com.